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                                                                    EXHIBIT 10.7

                                    GUARANTY

            This GUARANTY (this "GUARANTY") is made as of this 19th day of August, 2004, by Dolphin Energy Corporation, a Nevada corporation, and Pannonian International, Ltd., a Colorado corporation, (each such entity, together with each other person or entity who becomes a party to this Guaranty by execution of a joinder in the form of Exhibit A attached hereto, is referred to individually as a "GUARANTOR" and collectively as the "GUARANTORS") in favor of Promethean Asset Management L.L.C. (together with its successors and assigns, the "COLLATERAL AGENT"), on its own behalf and in its capacity as agent for the benefit of the entities identified on the Schedule of Buyers attached to the Purchase Agreement defined below (together with their successors and assigns, the "LENDERS").

            WHEREAS:

            A. On the date hereof, Lenders have made loans and certain other financial accommodations (collectively, the "LOANS") to Galaxy Energy Corporation, a Colorado corporation ("BORROWER"), as evidenced by those certain Senior Secured Convertible Notes, dated as of August 19, 2004, made by Borrower payable to Lenders in the aggregate principal amount of up to $20,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "NOTES").

            B. The Notes are being acquired by Lenders pursuant to a Securities Purchase Agreement with Borrower, dated as of August 19, 2004, as may be amended, restated, modified or supplemented and in effect from time to time (the "PURCHASE AGREEMENT").

            C. Pursuant to a Security Agreement of even date herewith, as may be amended, restated, modified or supplemented and in effect from time to time (the "SECURITY AGREEMENT"), the Guarantors have granted the Collateral Agent, for its benefit and the benefit of the Lenders, a first priority security interest in, lien upon and pledge of its rights in the Collateral (each such term, as defined in the Security Agreement).

            D. The Guarantors are direct or indirect subsidiaries of Borrower and, as such, will derive substantial benefit and advantage from the Loans, and it will be to each Guarantor's direct interest and economic benefit to assist the Borrower in procuring said Loans.

            NOW, THEREFORE, for and in consideration of the premises and in order to induce Lenders to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

      1. Definitions: Capitalized terms used herein without definition and defined in the Notes are used herein as defined therein. In addition, as used herein:

            "Obligations" shall mean (i) with respect to the Borrower, all obligations, liabilities and indebtedness of every nature of the Borrower from time to time owed or owing to the Lenders and Collateral Agent under the Security Documents (as defined in the Notes), the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable

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whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law, and (ii) with respect to the other Guarantors, all obligations and liabilities of the Guarantors under or in respect of this Agreement, the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Documents, as the case may be.

            "Bankruptcy Code" shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.), as amended and in effect from time to time thereunder.

      2.    Guaranty of Payment.

            (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guaranties the full and prompt payment and performance to Lenders or Collateral Agent, on behalf of itself and in its capacity as agent for the benefit of Lenders, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

            (b) Each Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above, as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lenders to the Borrower; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Borrower's assets by any Lender or Collateral Agent; or any other valuable consideration.

            (c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

            (d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by Guarantors as security for this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, Guarantors, Collateral Agent and Lenders agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

      3.    Costs and Expenses.

            Each Guarantor, jointly and severally, agrees to pay on demand, all costs and expenses of every kind incurred by any Lender or Collateral Agent: (a) in enforcing this

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Guaranty, (b) in collecting any of the Obligations from the Borrower or any
Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations, and (d) for any other purpose related to the Obligations or this Guaranty. "COSTS AND EXPENSES" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by any Lender or Collateral Agent in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

      4.    Nature of Guaranty: Continuing, Absolute and Unconditional.

            (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectibility, and is and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Lenders or Collateral Agent therefor or with respect thereto, whether or not furnished by a Guarantor. None of Lenders and Collateral Agent shall be required to prosecute collection, enforcement or other remedies against Borrower, any other Guarantor or guarantor of the Obligations or any other person or entity, or to enforce or resort to any of the Collateral (as defined in the Security Agreement) or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. Each Guarantor shall have no right of subrogation with respect to any payments made by any Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or collateral given to Lenders to secure payment of the Obligations, and each Guarantor agrees that it will not take any action to enforce any obligations of the Borrower to any Guarantor prior to the Obligations being finally and irrevocably paid in full in cash, provided that, in the event of the bankruptcy or insolvency of the Borrower, Collateral Agent, for the benefit of itself and Lenders, and Lenders shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by the Borrower (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

            (b) For the further security of Lenders and without in any way diminishing the liability of the Guarantors, following the occurrence of an Event of Default or Triggering Event, all debts and liabilities, present or future of the Borrower to the Guarantors and all monies received from the Borrower or for its account by the Guarantors in respect thereof shall be received in trust for Lenders and forthwith upon receipt shall be paid over to Collateral Agent, for its benefit and in its capacity as collateral agent for the benefit of Lenders, until all of the Obligations has been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guaranty.

            (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement between the Guarantors and Lenders. No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party.

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            (d)   Each Guarantor hereby releases the Borrower from all, and
agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any "claims" (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by any Lender or Collateral Agent of its rights with respect to the Collateral, including any such claims to which such Guarantors may be entitled as a result of any right of subrogation, exoneration or reimbursement.

      5.    Certain Rights and Obligations.

            (a) Each Guarantor acknowledges and agrees that Lenders and Collateral Agent, for its benefit and as collateral agent for the benefit of Lenders, may, without notice, demand or any reservation of rights against such Guarantor and without affecting such Guarantor's obligations hereunder, from time to time:

                  (i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Borrower or others;

                  (ii) accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

                  (iii) accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise any Guarantor, or any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or person or entity;

                  (iv) dispose of any and all collateral securing the Obligations in any manner as the Collateral Agent, in its sole discretion, may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Collateral Agent in its sole discretion may determine;

                  (v) determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Lenders might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

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                  (vi)  take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Collateral Agent, in its sole discretion, may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall Lenders or Collateral Agent be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with Lenders or Collateral Agent having sold any security at less than its value.

            (b) Following the occurrence of an Event of Default or Triggering Event, and upon demand by Collateral Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided:

                  (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Borrower or any other Guarantor;

                  (ii) without requiring presentment, protest or notice of nonpayment or notice of default to any Guarantor, to the Borrower or to any other person or entity;

                  (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrower or any other Guarantor;

                  (iv) without requiring Lenders or Collateral Agent to resort first to the Borrower (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which Lenders or Collateral Agent may hold;

                  (v) without requiring notice of acceptance hereof or assent hereto by any Lender or Collateral Agent; and

                  (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by any Lender or Collateral Agent upon this Guaranty;

all of which each Guarantor hereby waives.

            (c) Each Guarantor's obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

                  (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or any Guarantor's obligation hereunder;

                  (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

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                  (iii) any failure to protect, preserve or insure any such
collateral;

                  (iv) failure of a Guarantor to receive notice of any intended disposition of such collateral;

                  (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Borrower including, without limitation, any failure, negligence or omission by any Lender or Collateral Agent in enforcing its claims against the Borrower;

                  (vi) any release, settlement or compromise of any obligation of the Borrower or any other Guarantor;

                  (vii) the invalidity or unenforceability of any of the Obligations;

                  (viii) any change of ownership of the Borrower or any other Guarantor or the insolvency, bankruptcy or any other change in the legal status of the Borrower or any other Guarantor;

                  (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

                  (x) the existence of any claim, setoff or other rights which the Guarantor, Borrower, any other Guarantor or guarantor of the Obligations or any other person or entity may have at any time against any Lender, Collateral Agent or the Borrower in connection herewith or any unrelated transaction;

                  (xi) any Lender's or Collateral Agent's election in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

                  (xii) any use of cash collateral, or grant of a security interest by the Borrower, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

                  (xiii) the disallowance of all or any portion of any of any Lender's or Collateral Agent's claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

                  (xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses
(i) through (xiii) of this subsection 5(c).

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      6.    Representations and Warranties.

            Each Guarantor further represents and warrants to Lenders and Collateral Agent that: (a) such Guarantor is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by each Guarantor of this Guaranty does not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the organizational documents of any Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon it.

      7.    Negative Covenants.

            Each Guarantor covenants with Lenders and Collateral Agent that such Guarantor shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any person or entity other than liens and security interests in favor of Lenders and Collateral Agent and Permitted Liens (as defined in the Security Agreement).

      8.    Termination.

            This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full in cash. Thereafter, but subject to the following, Collateral Agent, on its behalf and as agent for Lenders, shall take such action and execute such documents as the Guarantors may request (and at the Guarantors' cost and expense) in order to evidence the termination of this Guaranty. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty. Each Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to Lenders or Collateral Agent on the Obligations, or Lenders or Collateral Agent receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this

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Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by any Lender or Collateral Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Lender's or Collateral Agent's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

      9.    Guaranty of Performance.

            Each Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Borrower to Lenders and Collateral Agent under the Purchase Agreement, Registration Rights Agreement, the Warrants, Security Documents and the Notes. Every provision for the benefit of Lenders and Collateral Agent contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

      10.   Assumption of Liens and Obligations.

            To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from the Borrower of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of Lenders in accordance with the Notes and Security Agreement, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests, and (ii) it shall be liable for the payment of the Obligations secured thereby. Each Guarantor's obligations under this
Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

      11.   Miscellaneous.

            (a) The terms "Borrower" and the "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Borrower or such Guarantor shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Borrower or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

            (b) Without limiting any other right of any Lender or Collateral Agent, whenever any Lender or Collateral Agent has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Collateral Agent, on its behalf and in its capacity as agent for the benefit of Lenders, at its sole election without notice to the undersigned may appropriate and set off against the Obligations:

                  (i) any and all indebtedness or other moneys due or to become due to any Guarantor by any Lender or Collateral Agent in any capacity; and

                  (ii) any credits or other property belonging to any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any Lender or Collateral Agent, or any affiliate of any Lender or Collateral Agent, whether for deposit or otherwise;

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whether or not the Obligations or the obligation to pay such moneys owed by any
Lender or Collateral Agent is then due, and the applicable Lender or Collateral Agent shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on such Lender's or Collateral Agent's records subsequent thereto. Collateral Agent agrees to notify such Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify such Guarantor shall not affect the validity of any set-off.

            (c) Each Guarantor's obligation hereunder is to pay the Obligations in full in cash when due according to the Notes to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Borrower or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

            (d) No course of dealing between the Borrower or any Guarantor and Lenders or Collateral Agent and no act, delay or omission by Lenders or Collateral Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Any Lender or Collateral Agent may remedy any default by the Borrower under any agreement with the Borrower or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of Lenders and Collateral Agent hereunder are cumulative.

            (e) This Guaranty shall inure to the benefit of each Lender and Collateral Agent, and each such entity's successors and assigns.

            (f) Collateral Agent may assign its rights hereunder without the consent of Guarantors, in which event such assignee shall be deemed to be Collateral Agent hereunder with respect to such assigned rights.

            (g) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

            (h) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

            (i) Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any

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right to serve process in any manner permitted by law. The Parties acknowledge that each of the Funds has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price from its bank account located in the State of New York. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (j) Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement; provided, that any communication shall be effective as to any Guarantor if made or sent to the Borrower in accordance with the foregoing.

      12.   WAIVERS.

            (a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

            (b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT OR TRIGGERING EVENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY ANY LENDER OR COLLATERAL AGENT, ON ITS BEHALF AND IN ITS CAPACITY AS AGENT FOR THE BENEFIT OF LENDERS, OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

            (c) EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY LENDER OR COLLATERAL AGENT. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

      13. Counterparts; Headings. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall

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become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

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

            IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above.

                                        DOLPHIN ENERGY CORPORATION

                                        By: /s/Richard E. Kurtenbach
                                            ------------------------------------
                                        Name:  Richard E. Kurtenbach
                                        Title: Secretary

                                        PANNONIAN INTERNATIONAL, LTD.

                                        By: /s/Richard E. Kurtenbach
                                            ------------------------------------
                                        Name:  Richard E. Kurtenbach
                                        Title: Secretary

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

                                                                       EXHIBIT A

                                 FORM OF JOINDER
                         JOINDER TO SUBSIDIARY GUARANTY

      The undersigned, _______ a _______, hereby joins in the execution of that certain Guaranty dated as of _______, 2004 (the "GUARANTY"), by Dolphin Energy Corporation, a Nevada corporation, Pannonian International, Ltd., a Colorado corporation, and each other person or entity that becomes a Guarantor thereunder after the date and pursuant to the terms thereof, to and in favor of Promethean Asset Management L.L.C., as collateral agent By executing this Joinder, the undersigned hereby agrees that it is a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor. The undersigned agrees to be bound by all of the terms and provisions of the Guaranty and represents and warrants that the representations and warranties set forth in Section 6 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the undersigned.

      In Witness Whereof, the undersigned has executed this Joinder this ___ day of _________, 200_.

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